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                                                                   EXHIBIT 99.1

                            JOINT FILING AGREEMENT
                                     AND
                              POWER OF ATTORNEY

         Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Schedule 13D with respect to the securities of Aegis
Communications Group, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

         In addition, each of Frederic V. Malek, Carl J. Rickertsen and Paul
G. Stern, by signing this document below, hereby constitutes Barry E. Johnson as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments to the Statement on Schedule 13D with respect to the securities of Aegis Communications Group, Inc. to which this exhibit is attached, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.

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                                                       Dated:      January 18, 2001

THAYER EQUITY INVESTORS III, L.P.,                     TC EQUITY PARTNERS, L.L.C.,
a Delaware limited partnership                         a Delaware limited liability company

By:      TC Equity Partners, L.L.C.,
         a Delaware limited liability company,              /s/ BARRY E. JOHNSON
         its General Partner                           ----------------------------------------------------
                                                                Barry E. Johnson
                                                                Secretary, Treasurer and
              /s/ BARRY E. JOHNSON                              Chief Financial Officer
         --------------------------------------
                  Barry E. Johnson
                  Secretary, Treasurer and
                  Chief Financial Officer


TC CO-INVESTORS, LLC,                                  TC MANAGEMENT PARTNERS, L.L.C.,
a Delaware limited liability company                   a Delaware limited liability company

By:      TC Management Partners, L.L.C.,
         a Delaware limited liability company,              /s/ BARRY E. JOHNSON
         its General Partner                           ----------------------------------------------------
                                                                Barry E. Johnson
                                                                Secretary, Treasurer and
              /s/ BARRY E. JOHNSON                              Chief Financial Officer
         --------------------------------------
                  Barry E. Johnson
                  Secretary, Treasurer and
                  Chief Financial Officer



/s/ FREDERIC V. MALEK                                  /s/ CARL J. RICKERTSEN
------------------------------------------------       -----------------------------------------------------
    FREDERIC V. MALEK                                      CARL J. RICKERTSEN



/s/ PAUL G. STERN
-------------------------------------------------
    PAUL G. STERN
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